UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 27, 2026
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On February 27, 2026, a general meeting of the shareholders of Criteo S.A., a French public limited liability company (“French Criteo”), was held at its registered office at 32 Rue Blanche, 75009 Paris, France (the “General Meeting”), at which a quorum was present. The outcome, along with the number of votes cast for and against and the number of abstentions and broker non-votes, with respect to each matter voted upon at the General Meeting are set forth below. References herein to “Criteo” or the “Company” are to, in respect of the time period prior to the Effective Time (as defined below), French Criteo and, in respect of the time period following the Effective Time, Lux Criteo (as defined below). Broker non-votes are inapplicable as to each of the proposals.

1.The proposal to convert French Criteo, without being dissolved, wound up or placed into liquidation, into a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (such entity, “Lux Criteo” and such transaction, the “Conversion”), thereby transferring its registered office (siège statutaire) and central administration (administration centrale) to the Grand Duchy of Luxembourg, while retaining its legal personality and continuing the terms of office of its directors as of the effective time of the Conversion (the “Effective Time”), i.e., the date of enactment of the Constat Deed (as defined below) by the Luxembourg notary upon the completion of the legality control of the Conversion (the “Conversion Proposal”), was approved based upon the following votes:

Voted For	Voted Against	Abstained
50,511,371	114,993	37,908

2.The proposal, after having acknowledged the report prepared by the board of directors of the Company in accordance with Article 420-26(5) of the Luxembourg Company Law (attached as Annex B to the proxy statement / prospectus mailed to the Company’s shareholders in connection with the General Meeting (the “Proxy Statement / Prospectus”)) detailing the reasons for the proposal to authorize the board of directors of Lux Criteo to limit or withdraw the shareholders’ preferential subscription rights in respect of the issuance of any new shares from Lux Criteo’s authorized share capital, to adopt the articles of association of Lux Criteo, attached as Annex C to the Proxy Statement / Prospectus (the “Lux Articles”), to be effective as of the Effective Time, which, among other things, provide for: (a) an authorized share capital, excluding the issued and outstanding share capital as of the Effective Time, set at an amount equal to 10% of the issued and outstanding share capital of the Company at the Effective Time, as confirmed in the acknowledgment (constat) deed enacted by the Luxembourg notary in the context of the Conversion (the “Constat Deed”), rounded down to the nearest whole number, which consists of a number of shares equal to such authorized share capital divided by the per share nominal value of EUR 0.025; (b) an authorization for the board of directors of Lux Criteo, for a period of five years from the Effective Time, to (i) issue new shares with or without share premium, having the same rights as the existing shares, any subscription and/or conversion rights, including options, time-based restricted stock units, performance-based restricted stock units, warrants or similar instruments and any other instruments convertible into or repayable by or exchangeable for new shares, and to limit or withdraw the shareholders’ preferential subscription rights to the new shares in accordance with the Article 420-26(5) of the Luxembourg law dated 10 August 1915 on commercial companies, as amended, (the “Luxembourg Company Law”), and (ii) proceed to a gratuitous allocation of existing shares or shares to be issued from and within the limits of the authorized share capital; (c) an authorization to the board of directors of Lux Criteo for a period of 18 months from the Effective Time to acquire up to 11,000,000 shares (for the avoidance of doubt, this number does not include the shares acquired and held in treasury by the Company prior to the Effective Time) and hold its own shares, in accordance with, Article 430-15(1) of the Luxembourg Company Law and the conditions set forth in the Lux Articles; and (d) an authorization to the board of directors of Lux Criteo for a period of five years from the Effective Time to proceed with the cancellation of any own shares held in treasury from time to time, including the cancellation of any treasury shares acquired by the Company prior to the Effective Time (the “Charter Proposal”), was approved based upon the following votes:

Voted For	Voted Against	Abstained
50,496,642	109,905	57,725

3.The proposal to appoint Deloitte Audit, a private limited liability company (société à responsabilité limitée), having its registered office at 20 Boulevard de Kockelscheuer, L-1821 Luxembourg, Grand Duchy of Luxembourg and registered with the RCS Luxembourg under number B67895, as statutory auditor (réviseur d’entreprises agréé) of the Company, as of the Effective Time, for a mandate expiring at the second annual meeting of the Company following the Effective Time (the “Auditor Proposal”), was approved based upon the following votes:

Voted For	Voted Against	Abstained
50,540,892	73,499	49,881

4.The proposal to approve, authorize and empower the board of directors of the Company or any person duly appointed and authorized by the board of directors of the Company, acting individually with full power of substitution and full power of sub-delegation, in the name and on behalf of the Company, (i) for the purposes of the Constat Deed to be passed by the Luxembourg notary in the context of the Conversion, to confirm the following information to the Luxembourg notary as of the date of the Constat Deed: (a) the name, professional address and the terms of office of the directors of the Company; (b) the amount of the issued share capital, the number of ordinary shares and the nominal value of each ordinary share of the Company, for the purposes of including in Article 5.1 of the Lux Articles the correct amount of issued share capital, the number of ordinary shares and nominal value of each ordinary share of the Company; and (c) the satisfaction or waiver of any conditions precedent to the Conversion set forth in the Draft Terms of Cross-Border Conversion of Criteo, dated January 6, 2026, which is attached to the Proxy Statement / Prospectus as Annex D, and (ii) to effect, implement and carry out any actions, steps, formalities or execute any documents, confirmations, acknowledgments, notices as our board of directors or such delegate deems relevant, necessary or appropriate, in its sole discretion, in connection with the passing of the Constat Deed before the Luxembourg notary and the Conversion (the “Delegation Proposal”), was approved based upon the following votes:

Voted For	Voted Against	Abstained
50,498,779	98,775	66,718

5.The proposal to approve the adjournment or postponement of the General Meeting to a later date or dates to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Conversion Proposal, the Charter Proposal, the Auditor Proposal or the Delegation Proposal, was approved based upon the following votes:

Voted For	Voted Against	Abstained
49,926,093	692,039	46,140

ITEM 8.01	Other Events.

On February 27, 2026, the Company issued a press release announcing its shareholders’ approval of the matters voted upon at the General Meeting. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated February 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: February 27, 2026	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Transformation Officer